NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS THAT TERM IS DEFINED IN REGULATION S UNDER THE 1933 ACT) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

CONFIDENTIAL

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:	CounterPath Solutions, Inc. (the "Company")

Suite 300, One Bentall Centre, 505 Burrard Street

Vancouver, British Columbia, Canada V7X 1M3

PURCHASE OF CONVERTIBLE NOTES AND WARRANTS

1.	Subscription

1.1                         On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase a convertible note, in the form attached hereto as Exhibit A (the "Note"), in the aggregate principal amount of US$3,000,000, and share purchase warrants, in the form attached hereto as Exhibit B (the "Warrants") (such subscription and agreement to purchase being the "Subscription"), for an aggregate purchase price of US$3,000,000 (the "Subscription Proceeds"), with consideration being US$1,000,000 in cash and surrender of the US$2,000,000, 5% convertible note due November 21, 2007.

1.2                         The Warrants entitle the holder thereof to purchase up to an aggregate of 3,750,000 shares of the Company’s common stock (each, a "Warrant Share") at an exercise price per Warrant Share of US$0.80 for a period of three (3) years commencing on the date of the issuance of the Warrants. The Note is convertible into shares of the Company’s common stock (the "Conversion Shares") as provided for in the Note. The Note, the Warrants, the Warrant Shares and the Conversion Shares are collectively referred to as the "Securities".

1.3                         On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Note and the Warrants to the Subscriber.

1.4                         Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

2.	Payment

2.1                         The Subscription Proceeds must accompany this Subscription and shall be paid by certified cheque or bank draft drawn on a Canadian chartered bank, and made payable and delivered to the Company. Alternatively, the Subscription Proceeds may be wired to the Company or its lawyers pursuant to wiring instructions that will be provided to the Subscriber upon request. If the funds are wired to the Company’s lawyers, those lawyers are authorized to immediately deliver the funds to the Company.

CW941203.3

2.2                         The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3                         Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Shares have been issued to the Subscriber.

3.	Documents Required from Subscriber
3.1	The Subscriber must complete, sign and return to the Company the following documents:
(a)	two (2) executed copies of this Subscription Agreement;
(b)	an Accredited Investor Questionnaire in the form attached as Exhibit C (the "U.S. Questionnaire"); and
(c)	an Investor Questionnaire (together with the U.S. Questionnaire, the "Questionnaire") in the form attached as Exhibit D.

3.2                         The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities and applicable law.

4.	Closing

4.1                         Closing of the offering of the Note and Warrants (the "Closing") shall occur on or before November 30, 2006, or on such other date as may be determined by the Company (the "Closing Date").

5.	Acknowledgements and Agreements of Subscriber
5.1	The Subscriber acknowledges and agrees that:
(a)

none of the Securities have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(b)	other than as contemplated herein, the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;
(c)

by completing the Questionnaire, the Subscriber is representing and warranting that the Subscriber satisfies one of the categories of registration and prospectus exemptions provided in National Instrument 45-106 ("NI 45-106") adopted by the British Columbia Securities Commission (the "BCSC");

CW941203.3

(d)

the decision to execute this Subscription Agreement and acquire the Note and Warrants hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company;

(e)

the decision to execute this Subscription Agreement and acquire the Note and Warrants agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission ("SEC") in compliance, or intended compliance, with applicable securities legislation;

(f)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(g)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(h)

the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Subscription Agreement and the Questionnaire and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Subscription Agreement or the Questionnaire;

(i)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Subscription Agreement, the Questionnaire or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(j)

none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently the common shares of the Company are quoted for trading on the National Association of Securities Dealers Inc.’s OTC Bulletin Board (the "OTCBB");

(k)

the Company will refuse to register any transfer of the Conversion Shares or the Warrant Shares not made in accordance with the provisions of Regulation D, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with any other applicable securities laws;

(l)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

CW941203.3

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and
(ii)	applicable resale restrictions;
(m)

in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber’s ability to resell in Canada any of the Conversion Shares or the Warrant Shares under the Securities Act (British Columbia) (the "B.C. Act") and Multilateral Instrument 45-102 adopted by the BCSC;

(n)

the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus to issue the Securities and, as a consequence of acquiring the Securities pursuant to such exemption certain protections, rights and remedies provided by the applicable securities legislation of British Columbia including statutory rights of rescission or damages, will not be available to the Subscriber;

(o)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;
(p)	no documents in connection with the sale of the Securities hereunder have been reviewed by the SEC or any state securities administrators;
(q)	there is no government or other insurance covering any of the Securities;
(r)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.
6.	Representations, Warranties and Covenants of the Subscriber

6.1                         The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)

it has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(b)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(c)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;
(d)	the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement;
(e)	the Subscriber:
(i)

is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the acquisition of the Note and the Warrants,

CW941203.3

(ii)

is purchasing the Note and the Warrants pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Note and the Warrants under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)

acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Securities, and

(iv)	represents and warrants that the acquisition of the Note and the Warrants by the Subscriber does not trigger:
A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or
B.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and
(v)

the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(f)	the Subscriber is acquiring the Securities as principal for investment only and not with a view to resale or distribution;
(g)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment;
(h)

the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in any way whatsoever for the Subscriber’s decision to invest in the Securities and the Company;

(i)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(j)

the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement and the Questionnaire and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(k)

the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(l)

the Subscriber understands and agrees that none of the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective

CW941203.3

registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(m)	by completing the Questionnaire, the Subscriber is representing and warranting that it is an "accredited investor" as that term is defined in Regulation D of the 1933 Act;
(n)

all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company, and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Securities;

(o)

the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(p)

the Subscriber understands and agrees that the Company will refuse to register any transfer of the Conversion Shares or the Warrant Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(q)

the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(r)	no person has made to the Subscriber any written or oral representations:
(i)	that any person will resell or repurchase any of the Securities;
(ii)	that any person will refund the purchase price of any of the Securities;
(iii)	as to the future price or value of any of the Securities; or
(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTCBB; and

(s)

the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber's Subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Subscription Agreement:

(i)	a fully completed and executed Questionnaire in the form attached hereto as Exhibits C and D, and
(ii)	such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber's qualification as a qualified investor.

6.2                         In this Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S.

CW941203.3

7.	Representations and Warranties will be Relied Upon by the Company

7.1                         The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Note and the Warrants under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Note and the Warrants on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Note and the Warrants and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such securities.

8.	Piggyback Registration Rights

8.1                         If the Company determines to proceed with the preparation and filing with the SEC of a registration statement (the "Registration Statement") relating to an offering for its own account or the account of others under the 1933 Act of any of its common shares, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or its then equivalents relating to equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to the Subscriber written notice of such determination and, if within thirty (30) days after receipt of such notice, the Subscriber shall so request in writing, the Company will cause the registration under the 1933 Act of the Conversion Shares and or the Warrant Shares (the "Registrable Securities"), provided that if at any time after giving written notice of its intention to register any of its common shares and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such common shares, the Company may, at its election, give written notice of such determination to the Subscriber and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register the Registrable Securities in connection with such registration, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering the Registrable Securities for the same period as the delay in registering such other common shares. The Company shall include in such registration statement all or any part of the Registrable Securities provided however that the Company shall not be required to register any Shares that are eligible for sale pursuant to Rule 144(k) of the 1933 Act. Notwithstanding any other provision in this Section 8, if the Company receives a comment from the SEC which effectively results in the Company having to reduce the number of Registrable Securities included on such Registration Statement, then the Company may, in its sole discretion, reduce on a pro rata basis the number of Registrable Securities to be included in such Registration Statement.

8.2                         In connection with each Registration Statement described in this Section 8, the Subscriber will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. The Company may require the Subscriber to furnish to the Company a certified statement as to the number of shares of common stock beneficially owned by the Subscriber and the name of the natural person thereof that has voting and dispositive control over the Shares.

8.3                         All fees and expenses incident to the performance of or compliance with the filing of the Registration Statement shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the OTC Bulletin Board or other exchange or quotation service on which the common stock of the Company is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) 1933 Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other persons retained by the Company in connection with the filing of the Registration Statement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the filing of the Registration Statement (including, without limitation,

CW941203.3

all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, if applicable. In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for hereunder, any legal fees or other costs of the Subscriber.

8.4                         The Company shall, notwithstanding any termination of this Subscription Agreement, indemnify and hold harmless the Subscriber, its officers, directors, agents and employees, and each person who controls the Subscriber (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding the Subscriber furnished in writing to the Company by the Subscriber expressly for use therein, or to the extent that such information relates to the Subscriber or the Subscriber’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Subscriber expressly for use in the Registration Statement, or in any amendment or supplement thereto or (ii) the use by the Subscriber of an outdated or defective Registration Statement after the Company has notified the Subscriber in writing that the Registration Statement is outdated or defective.

8.5                         The Subscriber shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) the Subscriber’s failure to comply with the prospectus delivery requirements of the 1933 Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by the Subscriber to the Company specifically for inclusion in the Registration Statement or (ii) to the extent that such untrue statements or omissions are based solely upon information regarding the Subscriber furnished in writing to the Company by the Subscriber expressly for use therein, or (iii) to the extent that such information relates to the Subscriber or the Subscriber’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Subscriber expressly for use in the Registration Statement or in any amendment or supplement thereto or (z) the use by the Subscriber of an outdated or defective Registration Statement after the Company has notified the Subscriber in writing that the Registration Statement is outdated or defective. In no event shall the liability of the Subscriber hereunder be greater in amount than the dollar amount of the net proceeds received by the Subscriber upon the sale of the Registrable Securities giving rise to such indemnification obligation.

8.6                         If a claim for indemnification hereunder is unavailable to either the Company or the Subscriber (in each case, an "Indemnified Party or Indemnified Parties", as applicable) (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Subscription, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this section was

CW941203.3

available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this section, no Subscriber shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Subscriber from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that the Subscriber has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by the Subscriber.

9.	Resale Restrictions

9.1                         The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Securities have been registered under the 1933 Act of the securities laws of any state of the United States. None of the Securities may be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state and provincial securities laws or exemptions from such registration requirements are available.

10.	Acknowledgement and Waiver

10.1                       The Subscriber has acknowledged that the decision to acquire the Note and the Warrants was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

11.	Legending and Registration of Subject Securities

11.1                       The Subscriber hereby acknowledges that a legend may be placed on the certificates representing any of the Securities to the effect that the Securities represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

11.2                       The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

12.	Collection of Personal Information

12.1                       The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of fulfilling this Subscription Agreement and completing the Offering. The Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company’s registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

CW941203.3

13.	British Columbia Resale Restriction

13.1                       The Subscriber acknowledges that the Conversion Shares and the Warrant Shares are subject to resale restrictions in British Columbia and may not be traded in British Columbia except as permitted by the B.C. Act and the rules made thereunder.

13.2                       Pursuant to Multilateral Instrument 45-102, as adopted by the BCSC, a subsequent trade in the Conversion Shares or the Warrant Shares will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the B.C. Act) unless certain conditions are met, which conditions include a hold period (the "Canadian Hold Period") that shall have elapsed from the date on which the Securities were issued to the Subscriber and, during the currency of the Canadian Hold Period, any certificate representing the Securities is to be imprinted with a restrictive legend (the "Canadian Legend").

13.3                       By executing and delivering this Agreement, the Subscriber will have directed the Company not to include the Canadian Legend on any certificates representing the Securities to be issued to the Subscriber.

13.4                       As a consequence, the Subscriber will not be able to rely on the resale provisions of Multilateral Instrument 45-102, and any subsequent trade in any of the Conversion Shares or the Warrant Shares during or after the Canadian Hold Period will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

14.	Costs

14.1                       The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

15.	Governing Law
15.1	This Subscription Agreement is governed by the laws of the Province of British Columbia.
16.	Currency

16.1                       Any reference to currency is to the currency of the United States of America unless otherwise indicated.

17.	Survival

17.1                       This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

18.	Assignment
18.1	This Subscription Agreement is not transferable or assignable.
19.	Severability

19.1                       The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

20.	Entire Agreement

20.1                       Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire

CW941203.3

agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

21.	Notices

21.1                       All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at Suite 300 One Bentall Centre, 505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3.

22.	Counterparts and Electronic Means

22.1                       This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

KMB Trac Two Holdings Ltd.

(Name of Subscriber – Please type or print)
(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State or Province, Postal Code of Subscriber)

(Country of Subscriber)

CW941203.3

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Notes and Warrants are hereby accepted by CounterPath Solutions, Inc.

DATED at Vancouver, British Columbia, the 30th day of November, 2006.

COUNTERPATH SOLUTIONS, INC.

Per: /s/ Mark Bruk Authorized Signatory

CW941203.3

EXHIBIT A

FORM OF NOTE

CW941203.3

EXHIBIT B

FORM OF WARRANT

CW941203.3

EXHIBIT C

ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by the Subscriber who has indicated an interest in purchasing the Notes and the Warrants to be issued by CounterPath Solutions, Inc. (the "Company"). The purpose of this Questionnaire is to assure the Company that the Subscriber will meet the standards imposed by the United States Securities Act of 1933 (the "1933 Act") and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Securities will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Securities or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, the Subscriber agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of an exemption from registration in connection with the sale of the Securities hereunder.

The Subscriber covenants, represents and warrants to the Company that it satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Subscriber satisfies)

X           Category 1          An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000;

____       Category 2           A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date of purchase exceeds US $1,000,000;

____       Category 3           A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

____       Category 4            A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

____       Category 5            A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

CW941203.3

____	Category 6	A director or executive officer of the Company;

____       Category 7           A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

____       Category 8           An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

Note that the Subscriber claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber’s status as an Accredited Investor.

If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _____ day of November, 2006.

If a Corporation, Partnership or Other Entity:	If an Individual:
KMB Trac Two Holdings Ltd. Print or Type Name of Entity /s/ Karen M. Bruk Signature of Authorized Signatory Corporation Type of Entity	__________________________________ Signature __________________________________ Print or Type Name

CW941203.3

EXHIBIT D

BRITISH COLUMBIA QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements of National Instrument 45-106 ("NI 45-106"). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Company that:

1.

the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and the Subscriber is able to bear the economic risk of loss arising from such transactions;

2.	the Subscriber is (tick one or more of the following boxes):
	(A)	a director, executive officer, employee or control person of the Company or an affiliate of the Company	[ ]
	(B)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]
	(C)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]
	(D)	a close personal friend of a director, executive officer, founder or control person of the Company	[ ]
	(E)	a close business associate of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]
	(F)	an accredited investor	[ X ]
	(G)	a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F	[ ]
	(H)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F	[ ]
	(I)	purchasing as principal Shares with an aggregate acquisition cost of not less than CDN$150,000	[ ]

CW941203.3

3.	if the Subscriber has checked box B, C, D, E, G or H in paragraph 3 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

_______________________________________________________________________________

(Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with. If you have checked box G or H, also indicate which of A to F describes the securityholders, directors, trustees or beneficiaries which qualify you as box G or H and provide the names of those individuals. Please attach a separate page if necessary).

4.

if the Subscriber has ticked box F in Section 2 above, the Subscriber satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

☐	(a) a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);
☐	(b) the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);
☐

(c) a subsidiary of any person referred to in any of the foregoing categories, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐

(d) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

☐	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);
☐	(f) the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;
☐

(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scholaire de l'ile de Montreal or an intermunicipal management board in Québec;

☐	(h) a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency thereof;
☐	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;
☐

(j) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

☐	(k) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a

CW941203.3

spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(l) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;
☐	(m) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;
☐

(n) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106;

☐

(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐

(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐

(q) a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

☐

(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or an advisor registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
☐	(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors;
☐	(u) an investment funds that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor; or
☐

(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia after this instrument comes into force;

CW941203.3

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Shares under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of __________________, 2006.

If an Individual:	If a Corporation, Partnership or Other Entity:

Signature	Print or Type Name of Entity

Print or Type Name	Signature of Authorized Signatory

Type of Entity

CW941203.3